UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
  300 Professional Drive,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities
On September 17, 2024, Emergent BioSolutions Inc. (the “Company”) closed the previously announced issuance of 1,113,338 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), in accordance with the terms of the Credit Agreement, dated August 30, 2024, by and among the Company, the lenders from time to time party thereto, and OHA Agency LLC, as administrative agent (the “Term Loan Agreement”). The shares were issued to the lenders at a price per share of approximately $8.98, which was based on the volume weighted average price per share of Common Stock for the 30 consecutive trading days ending on, but excluding, the 10th business day after the date of the Term Loan Agreement.
In addition, on September 17, 2024, the exercise prices of the Warrants (as defined below) that were issued to the lenders in connection with the Term Loan Agreement were determined. Pursuant to formulas set forth in the previously disclosed Warrant Agreement, dated August 30, 2024, by and between the Company and Broadridge Corporate Issuer Solutions LLC, as warrant agent, the exercise price of the warrants (the “Series I Warrants”) to purchase 1,000,000 shares of Common Stock was determined to be $9.8802 per share, and the exercise price of the warrants (the “Series II Warrants” and, together with the Series I Warrants, the “Warrants”) to purchase 1,500,000 shares of Common Stock was determined to be $15.7185 per share. The Warrants are currently exercisable and will expire on August 30, 2029 unless earlier exercised in full.
The Shares and the Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. The Company did not receive any proceeds from the issuance of the Shares or the Warrants, although upon the exercise of the Warrants, if any, the Company will receive the exercise price thereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: September 17, 2024	By:	/s/ RICHARD S. LINDAHL
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer